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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2001

                              --------------------

                           EOTT ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


               DELAWARE                               1-12872                              76-0424520
     (State or other jurisdiction                (Commission File                       (I.R.S. Employer
          of incorporation)                           Number)                         Identification No.)

                       2000 WEST SAM HOUSTON PARKWAY SOUTH
                                    SUITE 400
                              HOUSTON, TEXAS 77042
              (Address of principal executive offices and zip code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)





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ITEM 5.    OTHER EVENTS.

         On September 7, 2001, EOTT Energy Partners, L.P. ("EOTT") issued a press release announcing that on September 6, 2001 it entered into a Recapitalization Agreement with EOTT Energy Corp., its general partner, Enron Corp. and Koch Petroleum Group, L.P. A copy of the Recapitalization Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits

         Exhibit               Description

         99.1 Recapitalization Agreement dated as of September 6, 2001 by and between EOTT Energy Partners, L.P., EOTT Energy Corp., Enron Corp. and Koch Petroleum Group, L.P.

         99.2                  Press Release dated September 7, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EOTT ENERGY PARTNERS, L.P.
                                       (a Delaware limited partnership)

Date:    September 7, 2001             By: EOTT ENERGY CORP. as General Partner


                                       By: /s/  Lori Maddox
                                          --------------------------------------
                                          Name:   Lori Maddox
                                          Title:  Vice President and Controller
                                                  (Principal Accounting Officer)


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                               INDEX TO EXHIBITS


       Exhibit                 Description
       -------                 -----------
         99.1                  Recapitalization Agreement dated as of September
                               6, 2001 by and between EOTT Energy Partners,
                               L.P., EOTT Energy Corp., Enron Corp. and Koch
                               Petroleum Group, L.P.

         99.2                  Press Release dated September 7, 2001.